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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549


                                     FORM 8K

                                 CURRENT REPORT

                          Date of Report:  July 3, 1997

                          Commission File No.  0-15543
                        METAL RECOVERY TECHNOLOGIES INC.
             (Exact name of Registrant as specified in its charter)


               Delaware                                  71-0628061
       (State of incorporation)             (I.R.S. Employee Identification No.)

         415 East 151st Street
         East Chicago, Indiana                              46312
(Address of principle executive office)                   (Zip Code)

       Registrant's telephone number, including area code:  (219) 397-6261


ITEM 9.        ISSUANCE OF EQUITY SECURITIES PURSUANT TO REGULATION S

Pursuant to conversion of debt to equity the Corporations issued 910,000 of its common shares under Regulation S to an offshore entity.



Signed

/s/

Roy Pearce
Company Secretary